UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2019
  ______________________________________
Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue
Ames, Iowa, 50010
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REGI	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On July 9, 2019, REG Services Group, LLC and REG Marketing & Logistics Group, LLC (the "Borrowers"), wholly-owned subsidiaries of Renewable Energy Group, Inc., entered into Amendment No. 13 to Credit Agreement (the "Amendment"), which amended that certain Credit Agreement originally dated as of December 23, 2011, by and among the Borrowers, the lenders party thereto and Wells Fargo Capital Finance, LLC, as agent (as amended, the "Credit Agreement"). Pursuant to the Amendment, through October 31, 2019 and subject to the Borrowers electing to do so, the lenders have agreed to increase the maximum aggregate amount of the revolving commitments under the Credit Agreement from $150.0 million to $175.0 million, or to $200.0 million if a "Blender's Tax Credit Event" (as defined in the Amendment) occurs. After October 31, 2019, the maximum aggregate commitment will automatically be restored to $150.0 million.
The foregoing description is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On July 9, 2019, the Borrowers entered into the Amendment described above. The information provided in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
10.1    Amendment No. 13 to Credit Agreement, dated as of July 9, 2019, by and among the lenders identified on the signature pages thereto, Wells Fargo Capital Finance, LLC, Fifth Third Bank, REG Services Group, LLC and REG Marketing and Logistics Group, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 11, 2019

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 13 to Credit Agreement, dated as of July 9, 2019, by and among the lenders identified on the signature pages thereto, Wells Fargo Capital Finance, LLC, Fifth Third Bank, REG Services Group, LLC and REG Marketing and Logistics Group, LLC.